SUB-ITEM 77H

The following shareholders held greater than 25% of the outstanding shares of a series of the Trust as of February 29, 2012:

Fund	Shareholder
GMO ALPHA ONLY FUND	ASSET ALLOCATION TRUST
GMO ALPHA ONLY FUND	GMO BENCHMARK-FREE FUND
GMO ALPHA ONLY FUND	GMO GLOBAL ASSET ALLOCATION FUND

GMO ALTERNATIVE ASSET OPP	GMO BENCHMARK-FREE FUND

GMO ALTERNATIVE ASSET SPC LTD	GMO ALTERNATIVE ASSET OPPORTUNITY FUND

GMO ASSET ALLOCATION BOND FUND	MAC & CO A/C NYXF1776932

GMO CORE PLUS BOND FUND	THE NORTHERN TRUST COMPANY AS TRUSTEE

GMO CURR HEDGED INT EQUITY	ASSET ALLOCATION TRUST

GMO Debt Opportunities Fund	ASSET ALLOCATION TRUST
GMO Debt Opportunities Fund	GMO BENCHMARK-FREE FUND

GMO DEVELOPED WORLD STOCK	DOW EMPLOYEES PENSION PLAN

GMO DOMESTIC BOND FUND	ASSET ALLOCATION TRUST

GMO EMERGING COUNTRIES	TRUST COMPANY OF ILLINOIS

GMO EMERGING DOMESTIC OPPORTUNITIES	NATIONAL NOMINEES LIMITED ANF SUNSUPER

GMO FOREIGN FUND	NEBRASKA INVESTMENT COUNCIL

GMO GLOBAL BOND FUND	MARS PENSION TRUSTEES LTD

GMO GLOBAL FOCUSED EQUITY FUND	R JEREMY GRANTHAM

GMO INFLATION INDEXED PLUS	MAYO FOUNDATION RETIREMENT TRUST

GMO INTERNATIONAL BOND	UNIVERSITY OF SOUTHERN CALIFORNIA

GMO INTL GROWTH EQUITY FUND	GMO CURRENCY HEDGED

GMO REAL ESTATE FUND	MAC & CO 10000643000 FBO PRINCETON

GMO RESOURCES FUND	R JEREMY GRANTHAM
GMO RESOURCES FUND	THOMAS R HANCOCK

GMO SHORT-DURATION COLLATERAL FUND	GMO STRATEGIC FIXED INCOME FUND

GMO SHORT DURATION COLLATERAL SHARE	THOMAS F. COOPER
GMO SHORT DURATION COLLATERAL SHARE	WILLIAM L NEMEREVER

GMO SHORT-DURATION INVESTMENT FUND	GMO GLOBAL BALANCED ASSET ALLOCATION FND

GMO SPECIAL PURPOSE HOLDING FD	VERIB NYXF1776322

GMO SPECIAL SITUATIONS FD	ASSET ALLOCATION TRUST

GMO SPV I, LLC	GMO SPECIAL PURPOSE HOLDING FUND

GMO STRATEGIC FIXED INCOME	ASSET ALLOCATION TRUST

GMO STRATEGIC OPPS ALLOC FD	SOUTH CAROLINA RETIREMENT SYSTEM

GMO TAIWAN FUND	PENSION RESERVES INVESTMENT TRUST
GMO TAIWAN FUND	STATE OF CONNECTICUT RETIREMENT

GMO US CORE EQUITY FUND	NRECA

GMO US EQUITY ALLOCATION	THE BOARD OF TRUSTEES OF THE UNIVERSITY

GMO US GROWTH FUND	QUALITY VISION INTERNATIONAL INC

GMO US INTRINSIC VALUE	HOPKE PARTNERSHIP

GMO US TREASURY FUND	GMO STRATEGIC FIXED INCOME FUND
GMO US TREASURY FUND	GMO SPECIAL SITUATIONS FUND

GMO WORLD OPPORTUNITY OVERLAY	GMO STRATEGIC FIXED INCOME FUND

The following shareholders ceased to hold greater than 25% of the outstanding shares of a series of the Trust during the period August 31, 2011 through February 29, 2012:

Fund	Shareholder

GMO Asset Allocation Bond Fund	TEACHERS' RETIREMENT SYSTEM OF THE
GMO Asset Allocation Bond Fund	EMERSON ELECTRIC CO
GMO Core Plus Bond Fund	KANSAS CITY, MISSOURI EMPLOYEES'
GMO Core Plus Bond Fund	TEACHERS' RETIREMENT SYSTEM OF THE
GMO Core Plus Bond Fund	THE NORTHERN TRUST COMPANY AS TRUSTEE
GMO Developed World Stock Fund	IRVING OIL LIMITED MASTER TRUST
GMO Developed World Stock Fund	UNION CARBIDE EMPLOYEES PENSION PLAN
GMO Domestic Bond Fund	TEACHERS' RETIREMENT SYSTEM OF THE
GMO Domestic Bond Fund	GMO GLOBAL BALANCED ASSET ALLOCATION FND
GMO Emerging Countries Fund	FIDELITY INVESTMENTS INSTITUTIONAL
GMO Emerging Countries Fund	TRUST COMPANY OF ILLINOIS
GMO Emerging Countries Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE
GMO Emerging Countries Fund	FIDELITY INVESTMENTS INSTITUTIONAL
GMO Emerging Country Debt Fund	SAN FRANCISCO CITY &
GMO Emerging Domestic Opps. Fund	ARGO INVESTMENT FUND SICAV-FIS (MULTI-
GMO Emerging Markets Fund	INTERNATIONAL PAPER RETIREMENT PLANS
GMO Foreign Fund	NEBRASKA INVESTMENT COUNCIL
GMO Foreign Fund	FIDELITY INVESTMENTS INSTITUTIONAL
GMO Foreign Small Cos. Fund	MERCK & CO., INC. MASTER RETIREMENT
GMO Foreign Small Cos. Fund	NEW HAMPSHIRE RETIREMENT SYSTEM
GMO Foreign Small Cos. Fund	CAISSE DE RETRAITE D' HYDRO-QUEBEC
GMO Foreign Small Cos. Fund	MAC & CO A/C NYXF1784342
GMO Intl Core Equity Fund	ASSET ALLOCATION TRUST
GMO Intl Intrinsic Value Fund	MERCER TRUST CO. TTE FBO
GMO Quality Fund	INTEL CORPORATION RETIREMENT PLANS
GMO Quality Fund	TEACHERS' RETIREMENT SYSTEM OF THE
GMO Quality Fund	CHASE NOMINEES LIMITED A/C 47210
GMO Special Situations Fund	TEACHERS' RETIREMENT SYSTEM OF THE
GMO Special Situations Fund	STICHTING PENSIOENFONDS ATOS ORIGIN
GMO US Core Equity Fund	TEACHERS' RETIREMENT SYSTEM OF THE
GMO US Core Equity Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE
GMO US Growth Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE
GMO STRATEGIC FIXED INCOME	STICHTING PENSIOENFONDS ATOS ORIGIN
GMO US CORE EQUITY FUND	GMO ALPHA ONLY FUND
GMO ASSET ALLOCATION BOND FUND	GMO BENCHMARK-FREE FUND
GMO ASSET ALLOCATION BOND FUND	GMO GLOBAL BALANCED ASSET ALLOCATION FND
GMO CURR HEDGED INT EQUITY	GMO BENCHMARK-FREE FUND
GMO CURR HEDGED INTL BOND	TEACHERS' RETIREMENT SYSTEM OF THE
GMO EMERGING DOMESTIC OPPORTUNITIES	THE GRANTHAM FOUNDATION FOR THE
GMO FLEXIBLE EQUITIES FUND	ASSET ALLOCATION TRUST
GMO INFLATION INDEXED PLUS	MAC & CO. A/C NYXF1776772 FBO
GMO TAX-MANAGED US EQUITY	SMITH, VICARS INVESTMENTS, LLC
GMO TAX-MANAGED US EQUITY	SEI PRIVATE TRUST 10000642000 C/O
GMO TOBACCO FREE CORE	COUNCIL FOR WORLD MISSION
GMO US SM/MID CAP GROWTH FD	MAC & CO 10000643000 FBO PRINCETON